UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 17, 2011

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

13 Spottiswoode Park Road
Singapore		088640
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 17, 2011, the board of directors of Intelligent Communication Enterprise Corporation appointed Viji Rajasundram, age 51, to fill the vacancy on its board of directors created by Mr. Jao’s resignation.  Mr. Rajasundram will also serve as the General Manager of the Company’s Modizo business unit.

Mr. Rajasundram has over 20 years of experience in the technology field and has worked in Malaysia, the Philippines, Singapore, and the United States.  He was previously employed by Scicom (MSC) Berhad, holding the following positions during that employment:  Chief Operating Officer, Technology Solutions from September 2009 through November 2010; Chief Technology Officer / Chief Information Officer from December 2008 through September 2009; Senior Vice President, Technology Division from September 2005 through December 2008; and Vice-President, Technology Division from May 2005 through September 2005.  Before Scicom, Mr. Rajasundram was employed as a principal consultant by Serendip Management Services, Kuala Lumpur, Malaysia, from April 2001 through May 2005.  Mr. Rajasundram has a degree in computer science from Deakin University in Australia and a Masters in Business Administration (magna cum laude) from Boston University.

The Company and Mr. Rajasundram have not entered into a written employment agreement.  Mr. Rajasundram will be paid a salary of $150,000 per year as the General Manager of the Modizo business unit, which shall be paid in restricted common stock of the Company for the first six months.  He will not receive any additional compensation for his service on the Company’s board of directors.

EXPLANATORY NOTE

The information in this report, including the exhibit, is being furnished pursuant to Item 7.01 and Item 9.01 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On January 17, 2011, Intelligent Communication Enterprise Corporation issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

99	Miscellaneous
99.01	Press release dated January 17, 2011	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION
ENTERPRISE CORPORATION
Registrant

Date: January 20, 2011	By:	/s/ Sarocha Hatthasakul
Sarocha Hatthasakul
Chief Financial Officer